Exhibit 10.7

ASSIGNMENT AND ASSUMPTION OF PARTNERSHIP INTERESTS
AND
THIRD AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE AND
AGREEMENT OF LIMITED PARTNERSHIP

(GRAND MEADOWS II LIMITED DIVIDEND HOUSING ASSOCIATION LIMITED
PARTNERSHIP)

This Assignment and Assumption of Partnership Interests and Third Amendment to the Amended and Restated Certificate and Agreement of Limited Partnership (this "Amendment") of GRAND MEADOWS II LIMITED DIVIDEND HOUSING ASSOCIATION LIMITED PARTNERSHIP, a Michigan limited partnership (the "Partnership"), is dated and effective as of August 1, 2012 (the "Effective Date"), by and among NATIONAL TAX CREDIT PARTNERS, L.P., a California limited partnership ("NTCP"), NATIONAL TAX CREDIT, LLC, a California limited liability company, fka National Tax Credit, Inc., a California corporation ("NTCH"; NTCP and NTCH are hereinafter collectively referred to as the "Assignor"), RURAL HOUSING CORPORATION, a Michigan corporation ("RHC"), THOMAS R. RUNQUIST, individually ("TRR"; RHC and TRR are hereinafter collectively referred to as the "Operating General Partner"), and CP GRAND MEADOWS II, LLC, a Michigan limited liability company ("CPGMII"; the "Assignee").

WITNESSETH:

WHEREAS, NTCH acquired a general partnership interest and NTCP a limited partnership interest in the Partnership (collectively, the "Partnership Interests") pursuant to the Amended and Restated Certificate and Agreement of Limited Partnership of the Partnership dated as of April 13, 1990, by and among the Operating General Partner and the Assignor (as amended by a First Amendment to Amended and Restated Agreement of Limited Partnership dated as of March 1, 1994, and a Second Amendment to Amended and Restated Agreement and Certificate of Limited Partnership dated as of January 1, 2000, collectively, the "Agreement"), including, but not limited to, a 99% interest in all Partnership profits, losses and tax credits under Section 42 of the Code;

WHEREAS, Section 10.1 of the Agreement permits the Assignor to transfer and assign all or any part of their Partnership Interest to the Assignee;

WHEREAS, Section 10.2 of the Agreement authorizes the substitution of the Assignee as a Substituted Partner in the Partnership;

WHEREAS, the Assignor wishes to sell and assign the Partnership Interests to the Assignee as of the Effective Date for $50,000.00 and other good and valuable consideration, and the Assignee wishes to accept such assignment of the Partnership Interests for the consideration and upon the terms and conditions of this Amendment;

WHEREAS, the Assignee is willing to undertake all of the obligations of the Assignor under the Agreement (collectively, the "Obligations"); and

WHEREAS, the Operating General Partner desires to acknowledge such undertaking of the Obligations by the Assignee and to release the Assignor from the Obligations and all other liabilities in connection with its Partnership Interests.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration hereinafter described, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1.                  Capitalized terms used but not defined herein shall have the respective meanings attributed thereto in the Agreement.

2.                  Provided the Assignee has paid the Assignor , in immediately available funds, the sum of $50,000.00, as of the Effective Date and the Assignor hereby assigns and transfers to the Assignee and the Assignee accepts from the Assignor, one hundred percent (100%) of the Assignor's right, title and interest in and to the Partnership Interests, including, without limitation, the Assignor's entire right to allocations of Profits or Losses and Housing Tax Credits, if any, and all items entering into the computation thereof, and to all distributions of Cash Flow and proceeds from a Sale or Refinancing Transaction, however denominated, under the Agreement; provided, however, that (i) solely for purposes of allocating the profits, losses and tax credits from operations (collectively, the "Tax Benefits") between the Assignor and the Assignee, the Assignor shall receive all Tax Benefits attributable to any day before the Effective Date, and the Assignee shall receive all Tax Benefits attributable to the Effective Date, and any day thereafter; and (ii) the Assignee shall receive all distributions of Cash Flow or proceeds from a Sale or Refinancing Transaction distributed by the Partnership after the Effective Date regardless of whether such distributions are attributable to any period prior or subsequent to the Effective Date.

3.                  In consideration of the assignment effected hereby, the Assignee hereby assumes and agrees to discharge all of the Obligations. Assignor further covenants and agrees to promptly pay when due any and all transfer or other taxes and assessments that may be statutorily assessed against the Assignor resulting from the transfer of the Partnership Interests from the Assignor to the Assignee.

4.                  The Operating General Partner, on behalf of itself, the Partnership and its affiliates, hereby (i) acknowledges and consents to the assignment of the Partnership Interests and assumption by the Assignee of the Obligations pursuant to this Amendment, (ii) releases, remises and forever discharges the Assignor from all of the Obligations and from any and all other liabilities, claims, actions, or cause of actions, known or unknown, asserted or unasserted, which they or the Partnership may have relating to or growing out of any action or inaction taken or not taken in connection with the Partnership Interests and/or this Amendment and the transaction described herein (except for breaches of Assignor's representations and warranties hereunder), (iii) covenants and agrees that the Operating General Partner and the Partnership shall indemnify the Assignor, their respective partners and members, and their respective managers, officers, directors and shareholders and hold the Assignor, its partners and members, and their respective managers, officers, directors and shareholders harmless from and against any loss, liability, damage, cost or expense incurred by reason of any demands, claims, suits, actions or proceeding arising out of the Assignee's breach of any representation, warranty, covenant, or agreement in this Amendment, or arising out of Assignor's prior ownership of the Partnership Interests or any of the Project Documents or any other documents relating to the Partnership's Property; and (iv) represents and warrants that it has obtained any and all necessary third party consents or approvals to the assignment and assumption of the Partnership Interests and assumption of the Obligations, all as described herein. By the execution of this Amendment, the Partnership and the Operating General Partner hereby acknowledge and agree that the Assignor has fully and completely satisfied all of the Obligations (financial or otherwise) under the Agreement. The Operating General Partner covenants and agrees, at its expense, to deliver to the Assignor a final 2012 tax return and a Schedule K-1 on or before March 15, 2013.

5.                  By its execution hereof, the Assignee hereby agrees to become a Substituted Administrative General Partner and a Substituted Limited Partner of the Partnership and, subject to the foregoing provisions of this Amendment, agrees to be bound (to the same extent as the Assignor was bound) by the Agreement, the Project Documents and the provisions therein as they relate to the Assignor or the Partnership Interests.

6.                  The Assignee is hereby admitted as a Substituted Administrative General Partner and a Substituted Limited Partner with respect to the Partnership Interests for all purposes of the Agreement and NTCH hereby withdraws as Administrative General Partner of the Partnership and NTCP withdraws as Limited Partner of the Partnership.

7.                  The parties hereby confirm the continuing validity and enforceability of the Agreement, acknowledging that the Assignee shall succeed to all rights and obligations of the Assignor thereunder as of the Effective Date. This provision shall be construed to amend the Agreement to the extent necessary to reflect the assignment of the Partnership Interests to the Assignee and to give effect to the other provisions of this Amendment.

8.                  Schedule A to the Partnership Agreement is hereby amended and restated by the Schedule A annexed hereto and incorporated by reference herein.

9.                  Notwithstanding any provisions to the contrary in the Agreement and after consultation with its counsel, the Operating General Partner hereby consents to the transfer and assignment of the Partnership Interests to the Assignee and the substitution of the Assignee as a Substitute Administrative General Partner and Substitute Limited Partner with respect to the Partnership Interests pursuant to this Amendment without any conditions or requirements other than with respect to the representations, warranties, covenants and undertakings of the parties expressly set forth in this Amendment, including, without limitation, the Assignee's (i) assumption of, and agreement to pay, the Obligations, and (ii) agreement to be bound by the terms of the Agreement and the Project Documents.

10.              The Assignor hereby represents and warrants to the Assignee and the Operating General Partner that (i) the Assignor has the legal right, power and authority to enter into this Agreement and to convey the Partnership Interests to the Assignee as provided herein and that the execution, delivery and performance hereof have been duly authorized by all necessary action, (ii) the Assignor has not heretofore conveyed, pledged, mortgaged or hypothecated the Partnership Interests since it received the same, and (iii) the Partnership Interests are being conveyed to Assignee free and clear of all liens and mortgages.

11.            The Assignee hereby represents and warrants to the Assignor and the Operating General Partner that the Assignee has the legal right, power and authority to enter into this Agreement and to purchase the Partnership Interests from the Assignor as provided herein and that the execution, delivery and performance hereof have been duly authorized by all necessary action.

12.            As a material inducement to the Assignor's entering into this Amendment, the Operating General Partner represents and warrants to the Assignor that the following are true and correct as of the Effective Date:

(a)             The Partnership at all times has been and continues to be a limited partnership duly organized, validly existing and in good standing under the laws governing limited partnerships, as adopted in the state of its formation. The Partnership has taken all requisite action in order to conduct lawfully its business in the state in which the Apartment Complex is situated, and is not qualified or licensed to do business and is not required to be so qualified or licensed in any other jurisdiction. The Partnership has the full power and authority to carry on its business, including without limitation, to own, lease and operate the Apartment Complex.

(b)             The Compliance Period has ended.

(c)             Neither the Operating General Partner nor the Partnership has received any notice nor has knowledge of either a compliance violation or other issue relating to any of the Housing Tax Credit rules or regulations or any fact or circumstance which could give rise to such violation.

(d)             No event of default exists under any mortgage or other loan affecting the Apartment Complex or under any other agreement, instrument or document to which the Partnership is a party or by which the Apartment Complex is bound and, to the knowledge of the Operating General Partner, there is no default or state of facts or event which with notice or the passage of time, or both, would constitute a default under any such mortgage, agreement or document.

13.           The Operating General Partner shall be the "tax matters partner” (as that term is defined in the Code) of the Partnership (the "Tax Matters Partner"). Within five (5) calendar days after the sending or the receipt of any correspondence or communication relating to the Partnership to or from the IRS which could affect the Assignor, or either of them, the Tax Matters Partner shall promptly forward to the Assignor a photocopy of all such correspondence or communication(s). The Tax Matters Partner, shall not, with respect to any matter which could affect the Assignor, or either of them, take any of the following action without the prior written consent or approval of the Assignor:

(a)             Extend the statute of limitations for assessing or computing any tax liability against the Partnership (or the amount or character of any Partnership tax items);

(b)             Settle any audit with the IRS concerning the adjustment or readjustment of any partnership item(s) (within the meaning of Section 6231(a)(3) of the Code);

(c)                File a request for an administrative adjustment with the IRS at any time or file a petition for judicial review with respect to any such request;

(d)               Initiate or settle any judicial review or action concerning the amount or character of any partnership tax item(s) (within the meaning of Section 6231(a)(3) of the Code); or

(e)                Intervene in any action brought by any other Partner for judicial review of a final adjustment.

In the event of any Partnership level proceeding instituted by the IRS pursuant to Sections 6221 through 6233 of the Code which could affect the Assignor, or either of them, the Tax Matters Partner shall consult with the Assignor regarding the nature and content of all action and defense to be taken by the Partnership in response to such proceeding. The Tax Matters Partner also shall consult with the Assignor regarding the nature and content of any proceeding pursuant to Sections 6221 through 6233 of the Code instituted by or on behalf of the Partnership (including the decision to institute proceedings, whether administrative or judicial, and whether in response to a previous IRS proceeding against the Partnership or otherwise).

14.            The parties hereto hereby agree to reasonably cooperate in good faith to effect any further amendments to the Agreement and to take such other steps as may be necessary or appropriate in order to more fully reflect and further evidence the assignment of the Partnership Interests and the other transactions effected hereby. Without limiting the generality of the foregoing, the Operating General Partner shall promptly prepare and file with the appropriate government office a Certificate of Amendment which reflects the withdrawal of NCTH as a general partner of the Partnership and the admission of the Assignee in its place and stead and send NCTH a conformed copy of said filed Certificate of Amendment.

15.            All of the provisions of this Amendment shall survive the withdrawal of the Assignor from the Partnership.

16.            This Amendment may be executed in several counterparts and all counterparts so executed shall constitute one agreement binding on all parties hereto, notwithstanding that all parties have not signed the original or the same counterpart.

[End of text; signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered under seal as of the Effective Date.

ASSIGNOR:                                       NATIONAL TAX CREDIT, LLC,
a California limited liability company, fka National Tax Credit, Inc., a California corporation

                                                           By: National Partnership Investments, LLC,

                                                                  a California limited liability company,

                                                                  its member

By: Bethesda Holdings I, LLC,

a Delaware limited liability company,

        its member

By: AIMCO/Bethesda Holdings,

        Inc., a Delaware corporation, its

        member

                                                                           By:  /s/John Bezzant

                                                                           Name:  John Bezzant

                                                                           Title:  Executive Vice President

NATIONAL TAX CREDIT PARTNERS, L.P.,

a California limited partnership

By: National Partnership Investments, LLC, a

        California limited liability company, fka

        National Partnership Investments Corp.,

        a California corporation

        its General Partner

By: Bethesda Holdings I, LLC,

        a Delaware limited liability

        company, its member

By: AIMCO/Bethesda Holdings,

        Inc., a Delaware corporation, its

        member

By:  /s/John Bezzant

Name:  John Bezzant

Title:  Executive Vice President

ASSIGNEE AND SUBSTITUTE

ADMINISTRATIVE GENERAL

PARTNER:                                                      CP GRAND MEADOWS II, LLC

                                                                        By:  Rural Housing Corporation

                                                                        Its:  Managing Member

                                                                                By:  /s/Mark L. Weshinskey

                                                                                       Mark L. Weshinskey, President

ASSIGNEE AND SUBSTITUTE

LIMITED PARTNER:                                      CP GRAND MEADOWS II, LLC

                                                                        By:  Rural Housing Corporation

                                                                        Its:  Managing Member

                                                                                By:  /s/Mark L. Weshinskey

                                                                                       Mark L. Weshinskey, President

OPERATING GENERAL PARTNER:

                                                                        /s/Thomas R. Runquist

                                                                        THOMAS R. RUNQUIST

                                                                        RURAL HOUSING CORPORATION

                                                                        By:  /s/Mark L. Weshinskey

                                                                                Mark L. Weshinskey

                                                                                President

Effective as of the Effective Date
Schedule A

GRAND MEADOWS II LIMITED DIVIDEND HOUSING ASSOCIATION LIMITED PARTNERSHIP
SCHEDULE OF PARTNERS

Name and Business Address                                                           Percentage of Partnership

Interest

OPERATING GENERAL

PARTNERS:

Thomas R. Runquist                                                                                          0.4%

21400 Ridgetop Circle

Suite 250

Sterling, Virginia 20166

Rural Housing Corporation                                                                                0.6%

21400 Ridgetop Circle

Suite 250

Sterling, Virginia 20166

ADMINISTRATIVE GENERAL

PARTNER:

CP Grand Meadows II, LLC                                                                                                        0.1%

21400 Ridgetop Circle

Suite 250

Sterling, Virginia 20166

LIMITED PARTNER:

CP Grand Meadows II, LLC                                                                             98.9%

21400 Ridgetop Circle

Suite 250

Sterling, Virginia 20166